UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2018 (July 24, 2018)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

As previously disclosed, in connection with WillScot Corporation’s (the “Company”) pending acquisition of Modular Space Holdings, Inc. (the “ModSpace Acquisition”), on July 9, 2018, Williams Scotsman International, Inc. (“WSII”) and certain other subsidiaries of the Company entered into a first amendment (the “First Amendment”) to their ABL credit agreement, dated as of November 29, 2017 (the “ABL Credit Agreement”), among WSII, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as agent and collateral agent.

On July 24, 2018, WSII and certain of its subsidiaries entered into a second amendment to the ABL Credit Agreement (the “Second Amendment” and the ABL Credit Agreement, as amended by the First Amendment and the Second Amendment, the “Amended ABL Facility”) to its ABL Credit Agreement, to make technical amendments to the ABL Credit Agreement to permit the offering of the Unsecured Notes (as defined in Item 8.01 below). The Amended ABL Facility will not become effective until the closing of the ModSpace Acquisition.

Item 7.01.                                        Regulation FD Disclosure.

In connection with the financing for the ModSpace Acquisition, Mason Finance Sub. Inc., a newly-formed finance subsidiary of the Company (the “Escrow Issuer”), plans to offer to potential investors up to $300 million in aggregate principal amount of senior secured notes due 2023 (the “Secured Notes”). If the offering is consummated, the gross proceeds thereof will be deposited by the initial purchasers into a segregated escrow account pursuant to an escrow and security agreement. Concurrently with the closing of the ModSpace Acquisition, the escrowed proceeds will be released to fund the ModSpace Acquisition and to pay related fees and expenses. Upon consummation of the ModSpace Acquisition, the Escrow Issuer will merge with and into WSII, with WSII continuing as the surviving corporation, and WSII will assume the obligations of the Escrow Issuer under the Notes and the indenture governing the Secured Notes.

In connection with the proposed offering, the Company disclosed certain information to prospective investors.  The Company is furnishing herewith such information as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Secured Notes. The Secured Notes have not been registered under Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01              Other Events

In connection with the financing for the ModSpace Acquisition, on July 28, 2018, the Escrow Issuer entered into a note purchase agreement with certain affiliated or managed funds or accounts of AlbaCore Capital LLP and Canyon Value Realization Fund, L.P. (together, the “Unsecured Lenders”), pursuant to which the Unsecured Lenders agreed to subscribe for the Escrow Issuer’s unsecured notes in an aggregate principal amount of $200.0 million (the “Unsecured Notes”). The gross proceeds thereof will be deposited by the Unsecured Lenders into a segregated escrow account pursuant to an escrow and security agreement. Concurrently with the closing of the ModSpace Acquisition, the escrowed proceeds will be released to fund the ModSpace Acquisition and to pay related fees and expenses. Upon consummation of the ModSpace Acquisition, the Escrow Issuer will merge with and into WSII, with WSII continuing as the surviving corporation, and WSII will assume the obligations of the Escrow Issuer under the Unsecured Notes and the indenture governing the Unsecured Notes. We expect the offering of the Unsecured Notes by the Escrow Issuer will close on or about August 3, 2018.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy Unsecured Notes. The Unsecured Notes have not been registered under Securities Act, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Cautionary Notice Regarding Forward Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the current expectations of the Company’s management. Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of the Company is contained in the Company’s filings with the SEC. Specifically, the Company makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2017. In addition to the risks and uncertainties set forth in the Company’s SEC filings, the forward-looking statements described in this Current Report on Form 8-K could be affected by, among other things, (i) conditions to the closing of the transaction may not be satisfied; (ii) problems may arise in successfully integrating ModSpace’s business into the Company’s current portfolio, which may result in the Company not operating as effectively and efficiently as expected; (iii) the Company may be unable to achieve expected synergies or it may take longer than expected to achieve such synergies; (iv) the transaction may involve unexpected costs or unexpected liabilities; (v) the Company may be unable to obtain regulatory approvals required for the transaction or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the Company; (vi) the business of the Company may suffer as a result of uncertainty surrounding the transaction; and (vi) the Company may be adversely affected by other economic, business, and/or competitive factors.

Any or all of the Company’s forward-looking statements may turn out to be wrong or differ materially from actual results. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control. The Company undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
99.1	Certain company information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: July 30, 2018		Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary